UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

CDT Equity Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41245	87-3272543
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4851 Tamiami Trail North, Suite 200, Naples, FL	34103
(Address of principal executive offices)	(Zip Code)

(646) 491-9132

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CDT	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock	CDTTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 11, 2026, CDT Equity Inc. (the “Company”), issued a senior secured convertible promissory note (the “Note”) to J.J. Astor & Co. (the “Lender”), in the principal amount of $1,971,000 (the “Principal Amount”), in connection with a Loan Agreement entered into by and between the Company and the Lender (the “Agreement”). The Company will receive $1,460,000, before deduction of closing fees (the “Loan”), funded in two tranches. CDT Equity Ltd., a United Kingdom company (the “Subsidiary”), entered into a Guaranty Agreement in favor of the Lender (the “Guaranty Agreement”), and the Company and its Subsidiary granted a first priority lien in all of their right, title, and interest in their Collateral (as defined in the Security and Pledge Agreement entered into on June 11, 2026 by and between the Company, Subsidiary and Lender (the “Security Agreement”).

The Note is payable to the Lender over twenty-four equal weekly installments of $82,125 starting on June 18, 2026, which may be paid in cash or, at the option of the Company once an applicable resale registration statement is declared effective by the Securities and Exchange Commission (the “SEC”) covering the resale of any shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) that may be received on such conversion. Pursuant to the Agreement, to the extent utilized, eighty percent of the Company’s net proceeds from its existing Sales Agreement, dated October 23, 2024 (the “Sales Agreement”), with A.G.P./Alliance Global Partners (“A.G.P.”) shall be used to pay down the weekly installments under the Note. Thereafter, fifty percent of the net proceeds of the Sales Agreement shall be used to fully satisfy the Company’s monetary obligations under the Note. The Note does not bear interest unless an event of default shall occur and is continuing. Commencing six (6) months following the closing date (i.e., starting December 11, 2026), and subject to the requisite shareholder approval, the Lender shall have the right, at its sole option, to convert any or all of the outstanding balance of the Note at a conversion price equal to the greater of (i) ninety percent of the lowest volume-weighted average price of the Company’s Common Stock over the ten consecutive trading days preceding the conversion notice or (ii) the Nasdaq floor price pursuant to Nasdaq Rule 5635(d). Should an event of default occur under the Note, the outstanding amount owed to the Lender pursuant to the Note shall be increased to one-hundred twenty percent of the outstanding amount and the Note shall begin accruing interest at a default interest rate of 19% per annum, compounded daily . Moreover, the Lender is prohibited from converting an amount that would be convertible into that number of shares of Common Stock which would exceed the difference between the number of shares of the Company’s common stock beneficially owned by Lender and 4.99% of the outstanding shares of the Company’s Common Stock, which the Lender may increase to 9.99% at its sole discretion.

Under the terms of a Registration Rights Agreement (the “RRA”), the Company is obligated to file a resale registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) registering any shares of its common stock issuable under the Note (the “Conversion Shares”), shares of common stock underlying the Warrants (as defined below), and 200% of the Maximum Conversion Shares (as defined in the Agreement) based on the then applicable conversion price, should an event of default under the Note occur. The Company shall file the Registration Statement no later than July 26, 2026. Should an event of default occur and remain uncured, 14 calendar days following the event of default, the Company shall be obligated to file a resale registration statement with the SEC covering the Conversion Shares, Maximum Conversion Shares, and the Make Whole Shares (as defined in the Agreement), based on the then applicable conversion price (the “Default Registration Statement”). The Company shall be further obligated to have the Registration Statement or Default Registration Statement declared effective within 30 days of the date the Registration Statement or Default Registration Statement are filed.

Additionally, the Company has issued the Lender, Common Stock Purchase Warrants (the “Warrants”) to purchase 912,500 shares of the Company’s Common Stock (the “Warrant Shares”) at an exercise price of $0.72 per share. The Warrants will become exercisable beginning on the effective date of stockholder approval of the issuance of the Warrant Shares (such date, the “Stockholder Approval Date”), and will expire five years after the Stockholder Approval Date.

The issuance of any or all of the Conversion Shares and the Warrant Shares, in the aggregate in excess of 19.99% of the current number of outstanding shares of Common Stock is subject to stockholder approval under applicable rules and regulations of The Nasdaq Stock Market LLC, to the extent required by such rules and regulations (“Stockholder Approval”). The Company has agreed to convene a stockholders’ meeting and receive Stockholder Approval on or before the 30th day following the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2026.

This summary is not a complete description of all of the terms of the Warrants, the Agreement, the Registration Rights Agreement, the Note, the Security Agreement, and the Guaranty Agreement and are qualified in their entirety by reference to the full text of the Agreement, the Note and the RRA, forms of which are filed as Exhibits 4.1, 10.1, 10.2, 10.3, 10.4, and 10.5 respectively hereto, which are incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated by reference into this Item 3.02.

The Company issued the Note and Warrants, and expects to issue the Conversion Shares and the Warrant Shares, in reliance on the exemption from the registration requirements of the Securities Act, provided by Section 4(a)(2) under the Securities Act as a transaction not involving a public offering.

Item 8.01	Other Events.

On June 16, 2026, the Company issued a press release announcing the transaction represented by the Agreement and Note. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
4.1	Form of Common Stock Purchase Warrant
10.1	Loan Agreement, dated June 11, 2026, by and between the Company and the Lender
10.2	Registration Rights Agreement, dated June 11, 2026, by and among the Registrant and the Purchaser
10.3	Form of Senior Secured Convertible Promissory Note
10.4	Pledge and Security Agreement, dated June 11, 2026, by and between the Company and the Lender
10.5	Guaranty Agreement, dated June 11, 2026, by and between the Company, Subsidiary and the Lender
99.1	Press Release, dated June 16, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDT EQUITY INC.

June 16, 2026	By:	/s/ Andrew Regan
	Name:	Andrew Regan
	Title:	Chief Executive Officer